UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: January 23, 2006

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 E. Bonita Avenue

Pomona, California 91767

(Address of principal executive offices, including zip code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Registrant’s news release dated January 23, 2006 with respect to its financial results for its fiscal quarter ended December 30, 2005, filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

The following exhibit is filed herewith:

Exhibit 99.1     Keystone Automotive Industries, Inc. News Release issued January 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2006

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By:	/s/ James C. Lockwood
James C. Lockwood Secretary